UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                OCTOBER 22, 2004

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                      CELL TECH INTERNATIONAL INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        DELAWARE                   0-21015                     22-3345046
        --------                   -------                     ----------
(STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)   (IRS EMPLOYER
                                                         IDENTIFICATION NO.)


             565 CENTURY COURT
           KLAMATH FALLS, OREGON                              97601
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                 (541) 882-5406
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         Regulation FD Disclosure

         The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         On October 26, 2004, Cell Tech International Incorporated (the "Company") announced in a press release that a Eugene, Oregon court set aside a jury verdict in favor of the company and reduced a jury verdict against two of its board members.

ITEM 9.01         financial statements and exhibits

         (c)      Exhibits

                  99.1 Press Release dated October 26, 2004 entitled "Court Reduces Jury Award in Cell Tech Lawsuit"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CELL TECH INTERNATIONAL INCORPORATED

                                  DATE: October 26, 2004

                                  By: /s/ Marta C. Carpenter
                                  ------------------------------------------
                                  Name: Marta C. Carpenter
                                  Title:   President and Chief Executive Officer